UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2025
Royal Gold, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 15th Street, Suite 2500, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 573-1660
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value	RGLD	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On October 9, 2025, Royal Gold, Inc. (“Royal Gold” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) at which the following proposals were considered:

•Approval of the issuance of shares of Royal Gold common stock to the shareholders and option holders of Sandstorm Gold Ltd., as described in the Company’s proxy statement filed with the Securities and Exchange Commission on September 2, 2025 (the “Stock Issuance Proposal”); and

•Approval of the adjournment or postponement of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there were not sufficient votes to approve the Stock Issuance Proposal (the “Adjournment Proposal”).

There were 65,830,835 shares of Royal Gold common stock outstanding and entitled to vote on August 29, 2025, the record date for the Special Meeting, and 52,872,808 shares of Royal Gold common stock were represented in person or by proxy at the Special Meeting, constituting a quorum.

The Stock Issuance Proposal was approved, and although sufficient votes were received to approve the Adjournment Proposal, an adjournment of the Special Meeting was not necessary due to the approval of the Stock Issuance Proposal.

The final voting results were as follows:

Proposal 1 – The Stock Issuance Proposal

For	Against	Abstain	Broker Non-Votes
52,330,376	481,187	61,245	0

Proposal 2 – The Adjournment Proposal

For	Against	Abstain	Broker Non-Votes
49,277,803	3,519,562	75,443	0
Item 7.01     Regulation FD Disclosure

On October 9, 2025, the Company issued a press release regarding approval of Royal Gold’s acquisitions of Sandstorm Gold Ltd. and Horizon Copper Corp. by the securityholders of each company. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01, including the exhibit, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by reference to such filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 9, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.

Date: October 9, 2025	By:	/s/ David R. Crandall
		Name:	David R. Crandall
		Title:	Vice President, Corporate Secretary and Chief Compliance Officer